UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 16, 2014

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 16, 2014, Air Lease Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Macquarie Capital (USA) Inc., for itself and on behalf of the several underwriters (collectively, the “Underwriters”), relating to the establishment of its eNotes Internet Auction Program Medium-Term Notes program (the “eNotes MTN program”).

On January 22, 2014, the Company completed an issuance of $25,000,000 in aggregate principal amount of its 4.85% Notes due February 1, 2024 (the “Notes”) pursuant to the eNotes MTN program.  The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-184382) (the “Registration Statement”) , including a prospectus dated October 11, 2012, as supplemented by a prospectus supplement, dated January 13, 2014 (the “MTN Prospectus Supplement”), a program prospectus supplement, dated January 13, 2014 (the “eNotes Program Supplement”), and a pricing supplement, dated January 16, 2014.

The Notes are governed by an Indenture, dated as of October 11, 2012, between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by a third supplemental indenture, dated January 22, 2014, among the Company, the Trustee and Zions First National Bank, as authenticating and paying agent.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 16, 2014, between Air Lease Corporation and Macquarie Capital (USA) Inc., as representative of the several underwriters.

4.1

Indenture, dated as of October 11, 2012, between Air Lease Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.4 to Air Lease Corporation’s Registration Statement on Form S-3 filed with the SEC on October 12, 2012).

4.2

Third Supplemental Indenture, dated as of January 22, 2014, among Air Lease Corporation, Deutsche Bank Trust Company Americas, as trustee, and Zions First National Bank, as authenticating and paying agent.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of Latham & Watkins LLP, dated January 22, 2014.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR LEASE CORPORATION
Date: January 22, 2014

	By:	/s/ Carol H. Forsyte
Name: Carol H. Forsyte
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 16, 2014, between Air Lease Corporation and Macquarie Capital (USA) Inc., as representative of the several underwriters.

4.1

Indenture, dated as of October 11, 2012, between Air Lease Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.4 to Air Lease Corporation’s Registration Statement on Form S-3 filed with the SEC on October 12, 2012).

4.2

Third Supplemental Indenture, dated as of January 22, 2014, among Air Lease Corporation, Deutsche Bank Trust Company Americas, as trustee, and Zions First National Bank, as authenticating and paying agent.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of Latham & Watkins LLP, dated January 22, 2014.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).